UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2015

Par Petroleum Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-36550	84-1060803
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Gessner Road, Suite 875 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)
(713) 969-3293
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 8, 2015, Par Petroleum Corporation (the “Company”) appointed Walter A. Dods, Jr. to the Company’s Board of Directors, such appointment to be effective immediately following the Company’s 2015 annual meeting of stockholders (the “Annual Meeting”), which will be held on June 3, 2015. Mr. Dods is being appointed to the Company’s Board of Directors in order to fill the vacancy that will be created on the Company’s Board of Directors by the expiration of Jacob Mercer’s term as a director at the Annual Meeting.

Mr. Dods, age 73, was Chairman of the Board of First Hawaiian Bank from January 2005 until his retirement in December 2008. Mr. Dods currently serves as Chairman of the Board of Matson, Inc., a leading provider of ocean transportation and logistics services, a position he has held since January 2010, and as a director of Matson, Inc. since 1989. He also currently serves on the boards of Bancwest Corporation, Bank of the West, First Hawaiian Bank (past Chairman), Hawaiian Telcom (past Chairman), Pacific Guardian Life, Pohaku Pa’a, and Servco Pacific Inc. Additionally, Mr. Dods serves on several civic and community boards throughout the State of Hawaii, including Chaminade University of Honolulu. Mr. Dods was a shareholder of Koko’oha Investments, Inc. (“Koko’oha”) and the Chairman of the Boards of each of Koko’oha and Mid Pac Petroleum, LLC, a wholly-owned subsidiary of Koko’oha, until the merger of Koko’oha with and into a subsidiary of the Company in April 2015. In 2004, Mr. Dods was awarded the Order of the Rising Sun, with Gold and Silver Star, an imperial honor from the Government of Japan. Mr. Dods received a bachelor’s degree in business administration from the University of Hawaii.

The Company is not aware of any other arrangement or understanding between Mr. Dods and any other person pursuant to which Mr. Dods will be appointed to the board of directors. Mr. Dods will participate in the non-employee director compensation programs of the Company, as described in its most recent proxy statement, as such programs are amended from time to time.

Item 7.01 Regulation FD Disclosure.

On May 11, 2015, the Company issued a press release reporting the election of a director. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

99.1	Press release dated May 11, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Par Petroleum Corporation

Dated: May 11, 2015	/s/ Brice Tarzwell
Brice Tarzwell Senior Vice President, Chief Legal Officer and Secretary

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